Phoenix Multi-Sector Fixed Income Fund, Inc.
      Supplement dated March 20, 1998 to Prospectus dated February 27, 1998

Introduction
The following sentence should be inserted as the last sentence in the first paragraph under the heading "Purchase of Shares" located on page 3 of the Prospectus.

     Class M Shares are currently closed to new investors and subsequent investments by existing shareholders.


Investor Account Services
The sentence below should be inserted after the paragraph under the heading "Exchange Privileges" on pages 25-26 of the Prospectus.

     Existing shareholders in Class M Shares may exchange their shares for Class M Shares of any other Affiliated Phoenix Fund without paying any fees or sales charges provided the fund into which the exchange is made has existing Class M Share investors at the time of the exchange.


PDP 694T (3/98)